SERVICES AGREEMENT
This Agreement (the “ Agreement
”) is is entered

into by and between

Popular, Inc. (“
Popular ”), a corporation duly
organized

existing under

the laws

of

Commonwealth of

Puerto Rico

and Ignacio

Alvarez (“
Consultant
”) (each

a
“ Party ” and together the “Parties”), on February 25, 2025.
WHEREAS, Consultant is currently employed by Popular as Chief Executive Officer;
WHEREAS, Consultant has decided to retire from Popular effective June 30, 2025; and
WHEREAS, Popular

desires to

retain Consultant

following his

retirement to

provide certain

consulting services

to
Popular, and Consultant desires to provide such consulting

services to Popular, all subject to the terms and

conditions
set forth herein; and
NOW THEREFORE,

in consideration

of the

promises and

the mutual

covenants and

agreements contained

herein,
and

for

other

good

and

valuable

consideration,

the

receipt,

sufficiency

and

adequacy

of

which

are

hereby
acknowledged, the parties hereby agree as follows:
1. Services
1.1
Service Engagement. Consultant represents

and agrees that it shall

provide and render to Popular

such consulting
services, as may

be reasonably requested

by Popular, (i) to

facilitate the transition

of the Chief

Financial Officer’s
responsibilities to

Consultant’s

successor and

(ii) to

support other

general business

initiatives (collectively,

the
“ Services ”).
1.2

Independent Parties. Consultant

is an independent

contractor. Nothing

in this Agreement

creates an employer-
employee relationship with

Popular, nor a partnership,

affiliation, joint venture, agency

relationship or other

form
of business association between the Parties hereto.
2. FEES, INVOICES AND PAYMENT
2.1
Fees and Reimbursable Expenses. For the Services provided under this

Agreement, Popular shall pay Consultant
a fee

equal to

$47,000 per

month, for

an aggregate

total fee

of $282,000

during the

Term

(as defined

below)
(“ Fees
”).

The

Fees

include

all

fees,

costs

and

administrative

and

overhead

expenses.

Popular

will

reimburse
Consultant only for those expenses previously agreed to by Popular and,

unless otherwise stated, meal and travel
expenses will be reimbursed in accordance with Popular’s guidelines, which will be provided upon request.
2.2
Payment. Popular will pay the Fees in United States Dollars, monthly in arrears,

no later than the fifteenth (15th)
day of the calendar month

following the month in which such

fee was earned. Popular will deposit

the payment
electronically to the bank account designated by Consultant or as otherwise mutually agreed to by the Parties.

2.3
Taxes.

Consultant shall pay

all taxes related to

the Services provided under

this Agreement. If Popular

is required
by Federal

or US

state Law

to withhold

taxes on

any amount

payable to

Consultant, Popular

will deduct

such
taxes

and pay

them

to the

appropriate taxing

authority,

unless Consultant

submits evidence

of

a government-
issued exemption or waiver. However, Popular’s omission from withholding any applicable taxes, in whole or in part, will not discharge

Consultant’s responsibility

to pay any such

taxes when due.

Consultant shall indemnify
Popular from any and

all liability that may

arise for nonpayment of

any applicable taxes. Popular

shall pay any
state sales,

use or

value added

tax applicable

to the

Services or

products. The

withholding Party

shall provide
proof of payment of the taxes withheld.
3. TERM AND TERMINATION

3.1
Term of the Agreement. The Agreement

will commence on July

1, 2025 (the “
Effective Date ”) and will continue
in effect until December 31, 2025 (the “ Term ”).
3.2
Termination.

Either

Party

may

terminate

the

Agreement

for

cause

upon

written

notice

to

the

other

Party

as
follows:

(1) if the cause for termination relates to a violation of Laws (defined below), breach of confidentiality,
privacy

or

other

compliance

matter,

the

termination

may

be

effective

immediately

or

(2)

for

Consultant’s
noncompliance with its

obligations under the

Agreement, the effective termination

date will be

ten (10) days

after
delivery of the notice of the breach to the breaching Party if it remains uncured at the expiration thereof.

3.3
Effect

of

Termination.

Upon

expiration

or

termination

of

the

Agreement

for

any

reason,

Consultant

shall
promptly: (a) deliver to Popular, upon request, all

documents, work product, and other materials, whether or not complete, prepared by or on behalf

of Consultant during the course

of performing the Services for which

Popular
has made the corresponding payment; (b) return to Popular all Popular-owned property, equipment, or materials
in

its

possession

or

control;

(c)

remove

any

Consultant-owned

property,

equipment,

or

materials

located

at
Popular’s

locations;

and

(d)

comply

with

the

provisions

related

to

the

destruction

of

Popular’s

Confidential
Information as provided below.

3.4
Survival of

Terms.

Any provision of

the Agreement that

expressly or

by implication

is intended

to continue in
force shall survive termination or expiration of the Agreement.
4. CONFIDENTIALITY OF INFORMATION
4.1
General. The Parties acknowledge that, in

furtherance of the Agreement, the Consultant

(the “
Receiving Party ”)
may

receive

from

Popular

(the

“
Disclosing

Party
”)

Confidential

Information.

Unless

otherwise

agreed,

the
Disclosing Party will remain the owner of the Confidential Information and any derivative thereof and retains its
entire

right,

title,

and

interest,

including

all

intellectual

property

rights,

therein.

Any

disclosure

of

such
Confidential

Information

hereunder

shall

not

be

construed

as

an

assignment,

grant,

option,

license,

or

other
transfer

of

any

such

right,

title,

or

interest

whatsoever

to

the

Receiving

Party.

Other

than

the

limited

rights
hereunder, the Receiving Party has no other rights in or to any Disclosing Party’s Confidential Information.

4.2
Definition

of

Confidential

Information.

The

term

“
Confidential

Information
”

means

any

and

all

of

the
Disclosing Party’s confidential or proprietary non-public information or data, whether in electronic or hard copy format, that

is collected,

generated, developed,

or used

in its

business or

operations. Confidential

Information
includes: (1) nonpublic information

or data related to actual

or potential employees, clients

or suppliers including
agreement terms

and conditions

and lists;

(2) Intellectual

Property (as

defined below);

(3) products

or services
currently provided or to be developed, including any market research, forecasts or surveys, plans, specifications, documentation, quality guidelines, and analyses

of strengths or weaknesses; (4)

marketing and sales information,
such

as

techniques

and

data,

product

development

and

delivery

schedules

and

methods

and

logistical
requirements, strategic

planning,

marketing and

advertising plans

and

budget; (5)

technical and

technological
information,

including

computer

software

and

related

documentation,

license

terms,

designs,

formulas

and
algorithms, hardware

and systems

design, specifications,

dataflow, networks, physical and

systems environments,
troubleshooting guidelines, test and audit results, data and databases, interfaces, performance characteristics and reports;

(6)

financial

information,

including,

financial

statements,

revenue,

income,

overhead

costs,

profit
margins,

banking

and

financing

data,

budgeting

data

and

reports,

tax

information

and

pricing

policies;

(7)
organizational information

including, merger,

acquisition and

expansion plans,

facilities and

equipment design
and location;

and (8)

Popular’s overall

strategies, specific

programs and

strategies utilized

by Popular;

and the
success or lack of

success of those

programs and strategies.

To the extent applicable to the

Services, Confidential
Information includes Popular’s

clients’ statutorily protected non-public

personal information or data

(“Personal
Data”) as defined in applicable Law and this Agreement. Confidential Information does not include information
that the Receiving

Party can reasonably

demonstrate: (1) was

already known to

or was rightfully

in the possession
of the Receiving Party at the time of disclosure; (2) becomes a matter of public knowledge other than as a result
of

a

breach

of

any

obligation

of

confidentiality

hereunder

or

under

any

confidentiality

agreement

that

the

Receiving Party may

have with a

third
-party; (3) was

independently developed by

the Receiving Party

without
reference to any

Confidential Information of

the Disclosing Party;

(4) was lawfully

received from a

third-party
without

a

duty

of

confidentiality;

or

(5)

was

approved

for

release

by

the

Disclosing

Party

in

writing.
Notwithstanding

this

exception,

Popular’s

Intellectual

Property

and

Personal

Data

will

always

be

considered
Confidential Information.
4.3 Confidential Information Use and Disclosure.
(A)
Any disclosure by the Receiving Party of any of the Disclosing Party’s

Confidential Information in order to
comply with applicable

Law, or

with a valid

order issued by

a court or

governmental agency of

competent
jurisdiction

(a

“
Legal

Order
”)

shall

be

subject

to

the

terms

of

this

Section.

Before

making

any

such
disclosure, the

Receiving Party

shall provide

the Disclosing

Party with:

(a) prompt

written notice

of such
requirement so that

the Disclosing Party

may seek, at

its sole cost

and expense, a

protective order or

other
remedy;

and (b)

reasonable assistance,

at

the

Disclosing Party’s

sole cost

and

expense, in

opposing such
disclosure or seeking a protective order or other limitations on disclosure. If, after providing such notice and
assistance, the Receiving Party (or other persons to

whom such Legal Order is directed)

remains subject to
a Legal Order,

the Receiving Party shall disclose

no more than that portion

of the Confidential Information
which,

on

the

advice

of

the

Receiving

Party’s

legal

counsel,

such

Legal

Order

specifically

requires

it

to
disclose and,

on the

Disclosing Party’s request,

shall use

commercially reasonable

efforts to

obtain assurances
from

the

applicable

court

or

agency

that

such

Confidential

Information

will

be

afforded

confidential
treatment. Nothing herein shall require either Party to fail to honor a subpoena, court or administrative order
or a similar requirement or request

on a timely basis. If Confidential

Information includes materials subject
to the attorney-client privilege, work product doctrine

or any other applicable privilege concerning pending
or reasonably foreseeable

legal proceedings or

governmental investigations, the

sharing of such

material is
not intended to, and shall not, waive or diminish in any way the confidential nature of the information or its continued protection under the attorney-client privilege,

work product doctrine or other applicable privilege.
(B)
The

Consultant

shall

not,

without

Popular’s

prior

written

consent:

(i)

use,

reproduce,

sell,

market,
disseminate, modify or disclose, reverse engineer, translate, discover the source code or trade secrets, render
anonymous, aggregate,

segregate or

mine any

Confidential Information

for any

purpose other

than to

perform
the

obligations

for

which

the

Confidential

Information

is

being

disclosed;

(ii)

disclose

the

Confidential
Information; (iii) use, access, disclose,

process, transmit, share or store

Confidential Information outside of
the jurisdiction of the United States; or (vi) remove any proprietary rights or confidentiality legend from the
Confidential Information.

4.4
Confidential

Supervisory

Information.

Consultant

agrees

that

it

will

(i)

not

disclose

Confidential Supervisory
Information

(“CSI”)

to

any

person

or

entity

without

the

prior

written

approval

of

Popular

and

the

pertinent
banking regulatory agency

and (ii) not

use the CSI

for any purpose

other than as

necessary to provide

the Services
under this Agreement. “Confidential Supervisory Information” or “CSI” means nonpublic information that is by law

or

regulation

exempt

from

disclosure

and

that

is

or

was

created

or

obtained

in

furtherance

of

a

banking
regulatory

agency’s

supervisory,

investigatory

or

enforcement

activities

relating

to

a

supervised

financial
institution, together with any information derived

from or related to such

information. Confidential Supervisory
Information is

confidential and

privileged and remains

at all

times the

property of

the pertinent

banking regulatory
agency.
4.5
Protection of

Confidential Information.

The Consultant

agrees to

implement and

maintain updated

during the
Term, controls necessary

and appropriate

for the

Consultant in

order to

protect Popular’s

Confidential Information
against anticipated threats or hazards

or unauthorized access to or

use thereof. If the

Consultant discovers it has
suffered an

unauthorized access,

disclosure, loss

or use

of Popular’s

Confidential Information

it will

promptly
notify the incident to Popular and will take all reasonable steps to immediately mitigate, remedy and prevent any
further disclosure and assist the Popular in any investigation regarding the incident, all at its expense.

4.6
Destruction. Upon Popular’s request,

the Consultant shall promptly return

or destroy all copies

of the Popular’s
Confidential Information,

whether in

physical or

digital formats,

and derivatives

and metadata

related thereto
including copies embedded in

computer files, extracts from computer

files and analyses or

other material based
upon the Confidential Information. Should Popular request evidence of the destruction of any such Confidential
Information, the Consultant shall submit,

within thirty (30) calendar days

of such request (or

such other time as
agreed to

between the

Parties), an

attestation executed

by the

Consultant certifying

that any

such Confidential
Information has been destroyed.
5. COMPLIANCE AND AUDIT
5.1
Compliance Requirements.

(A)
Legal Requirements in General.

Consultant will provide the Services

and comply with his obligations

under
the Agreement

in a

professional manner

and in

accordance with

industry best

practices and

in compliance
with

applicable

federal,

state,

local,

and

foreign

law,

rule,

regulation,

administrative

determinations,

and
guidance,

as

well

as

the

judgments

and

orders

issued

by

competent

government

authorities

thereunder
(“Laws”), and professional code of

conduct.

(B)
OFAC.

Consultant represents and warrants that: (a) he complies, and shall at all times during the Term will
continue to comply,

with the regulations of the U.S. Treasury

Department Office of Foreign Assets Control
(“ OFAC ”) and any statute, executive order, or rule relating thereto, as well as any similar laws of a relevant jurisdiction that may be applicable to the Consultant; (b) he or persons acting on Consultant’s behalf do not,
and

shall

not

during

the

term

of

the

Agreement,

appear

on

OFAC’s

Specially

Designated

Nationals

and
Blocked Persons List (“ SDN List
”), Foreign Sanctions Evaders List, or the

Sectoral Sanctions Identification
List (“ SSI List
”), or on any other similar list maintained by OFAC

or any other governmental authority; (c)
he is not located in

any country or territory

that is the subject

to the broad U.S sanctions

prohibitions; and (d)
Consultant, is not

as of the

Effective Date, the

subject of any

investigation relating to

a sanctions violation
or a potential sanctions

violation and if any

is found in the

future to be in

such a violation, it

will promptly
inform Popular, to the extent not prohibited by Law.

(C)
Anti-Bribery/Anti-Corruption.

1) Consultant acknowledges and agrees that he complies and during the Term will continue to comply, with all applicable anti-bribery and anti-corruption

Laws, including, but not limited

to, the Foreign Corrupt Practices
Act (15 USC

§dd-1, et. seq.)

(“ABC Laws”).

To

this effect, Consultant

agrees that, while

performing the
Services or purporting to act on behalf of Popular, Consultant will not: (1) make, offer, promise or authorize the payment of anything of value (including, but not limited to, unlawful gifts, bribes, meals, entertainment, kickbacks or benefits), either directly or

through a third -party, to any official or employee of any local,

U.S.
or foreign government authority,

organization or instrumentality thereof, or to any

political party or official
thereof or to

any candidate for political

office (a “Public

Official”) for any

purpose that violates applicable
ABC Laws, in order

to: (i) influence any

act or decision of

such Public Official,

including a decision to

do
or omit

to do

any act

in violation of

his lawful

duties or

proper performance

of functions; (ii)

induce such
Public Official to use its authority or position with any government entity or with any other person or entity,
to influence any governmental act or decision;

(iii) obtain or retain business for,

direct business towards, or
secure an

improper advantage for,

Popular; or

(iv) perform

any act

or make

any decision

that is

otherwise
prohibited by applicable law;

or (2) solicit or accept

anything of value in connection

with the performance of
any service

or activity

for or

on behalf

of Popular.

Furthermore, unless

specifically requested,

Consultant
agrees not to,

directly or through

an intermediary: (1)

contact any federal,

state, local or

foreign regulatory
body or Public Official regarding any

matter or issue in connection

with the Services for Popular;

(2) engage
in lobbying efforts

on behalf

of Popular, or

(3) make

payments to a

Public Official on

behalf of Popular

solely

to expedite or secure the performance of

routine, non
-discretionary government actions to which Popular is
already entitled (“facilitating payments”).
2)
Consultant represents that, to the best

of Consultant’s knowledge, he does not have a close

association based
on a

family,

romantic or

friendship relationship

(“personal relationship”)

with a

Public Official

who may
need to act

or omit

to act

directly or indirectly

as part

of its lawful

duties, in

relation to any

part of the

Services
Consultant renders for Popular.
3)
Consultant agrees to report

in writing to Popular

any known or suspected

violations of applicable ABC

Laws
or the terms

of this Section

that occur in

connection with Consultant’s performance

of the Services,

including
if he identifies that

any unlawful payment has

occurred in violation of

the above or if

he receives a request
or solicitation for any such payment.
5.2
Code of

Ethics. Consultant

represents that

he has

read, and

shall comply

with, the

Code of

Ethics for

Popular
Suppliers,

as

may

be

amended

from

time

to

time,

a

copy

of

which

is

located

at

https://investor.popular.com/eng/corporate-governance/default.aspx or such other site identified by Popular.

5.3
Monitoring and Audit Rights.

(A)
Consultant acknowledges that

Popular, its internal or external

auditors and its regulators

may perform audits,
assessments, examinations,

or reviews

of Consultant’s

Services (“
Audit
”) in

order to

confirm compliance
with the Agreement, as well as with Laws and industry standards. Upon Popular’s written request, at a time, frequency

and

place

reasonably

agreed

to

between

the

Parties,

Consultant

shall

submit

the

information,
provide periodic

reports (including

those of

internal controls,

systems, financial

condition or

compliance),
respond to

risk questionnaires

or allow

access to

relevant Personnel,

systems, documents

or physical

premises
in a timely

manner so as

to permit Popular

to comply with

the Audit. If

an Audit reveals

areas of material
concern

to

Popular,

the

Parties

will

agree

on

a

plan

to

address

the

deficiency

in

an

adequate

and

timely
manner.

If Consultant does not address such material deficiencies in accordance with the plan, Popular may
modify the

frequency of

the monitoring

activities at

Consultant’s

expense or

terminate the

Agreement for

cause.

6. INTELLECTUAL PROPERTY
6.1
Ownership.

Each Party

acknowledges that

the other

Party owns

the intellectual

property associated

with or

related
to the other Party and, in the case of Popular, its affiliates, and their respective businesses, products and services including copyrights, patents, patent disclosures and

inventions (whether patentable or not), trademarks, service
marks, trade

secrets, know-how,

and other

confidential information,

trade dress,

trade names,

logos, corporate
names and

domain names,

together with

all of

the goodwill

associated therewith,

and derivative

works in

whatever
medium

whether

or

not

registered,

and

all

related

rights

therein

(“Intellectual

Property”).

Each

Party

further
acknowledges that

it receives

no right,

title to

or interest

in or

to any

of the

other Party’s

Intellectual Property
other than as provided under the Agreement.
6.2
Popular Ownership of Work

Product. Unless otherwise explicitly

agreed to in writing

by the Parties, Popular

is
and

will

be

the

sole

and

exclusive

owner

of

all

right,

title

and

interest

throughout

the

world

in

and

to

all
deliverables that are the results

and proceeds of the Services

performed under the Agreement, whether

developed
singly or jointly

with any other

person or entity, for

or on behalf

of Popular (“Work Product”).

The Work Product
includes,

without

limitation,

all

works

of

authorship,

data,

materials

or

information

gathered,

originated,
developed,

processed

or

obtained,

and

all

program

codes

or

documentation

together

with

any

associated

copyrights. Consultant

agrees that

all Work Product will

be deemed

“work for

hire” as

defined by

Law for

Popular
and all

copyrights therein automatically

and immediately vest

in Popular.

If for any

reason Work

Product does
not constitute

work for

hire, Consultant

irrevocably assigns

(and will

perform all

acts necessary

to make

such
assignment,

including

agreements

from

its

Personnel

or

Subcontractors)

to

Popular,

for

no

additional
consideration, the entire right, title, and interest throughout the world in and to such Work Product.

7. LIABILITY; INDEMNIFICATION
7.1
Indemnity.

Each Party shall

indemnify,

hold harmless, and

defend the other

Party and each

of its

affiliates and
their

respective

officers,

directors,

employees,

agents,

successors,

and

assigns

(collectively,

“
Indemnitees ”)
against

losses,

damages,

liabilities,

deficiencies,

claims,

actions,

judgments,

settlements,

interest,

awards,
penalties,

fines,

costs,

or

expenses,

including

professional

fees

and

reasonable

attorneys’

fees

(collectively,
“ Losses
”), related

or incidental

to, or

arising out

of: (i)

the actual

or alleged

violation of

Laws; (ii)

actual or
alleged act, failure

to act or

omission, constituting fraud,

negligence or willful

misconduct relating to

the Services
(iii)

a

third-Party

claim,

suit,

or

proceeding

arising

out

of,

related

to,

or

alleging

infringement

of

intellectual
property right by the Work Product or any Intellectual Property used to provide the Services or

made available to
Popular

as

part

of

the

Services;

or

(iv)

claims

alleging

injury

or

damage

to

persons

or

property

caused

by
Consultant during the provision of its

Services. The indemnification obligations shall survive the

termination of
the Agreement.

7.2
Limitation

of

Liability.

NEITHER

PARTY

SHALL

BE

LIABLE

TO

THE

OTHER

PARTY

FOR

ANY
INDIRECT, INCIDENTAL,

SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES INCLUDING LOSS
OF

PROFITS,

REVENUE,

BUSINESS

OR

SAVINGS,

WHETHER

IN

AN

ACTION

IN

CONTRACT

OR
TORT,

EVEN IF

SUCH DAMAGES

ARE POSSIBLE

OR FORESEEABLE.

LIABILITY FOR

GENERAL
CLAIMS FOR BREACH

OF CONTRACT WILL

BE LIMITED TO

AN AMOUNT EQUIVALENT

TO THE
FEES FOR SERVICES

PAID

OR PAYABLE

BY POPULAR TO CONSULTANT

DURING THE TWENTY-
FOUR MONTHS

PRIOR TO

THE DATE

OF THE

CLAIM.

NOTWITHSTANDING

ANYTHING TO

THE
CONTRARY HEREIN, THE LIMITATIONS

SET FORTH IN THIS SECTION SHALL NOT APPLY

IN THE
EVENT OF EITHER PARTY’S

GROSS NEGLIGENCE, WILLFUL MISCONDUCT,

FRAUD, VIOLATION
OF LAW (INCLUDING THOSE

RELATED TO PRIVACY AND DATA

PROTECTION), OR

THIRD-PARTY
CLAIMS FOR INTELLECTUAL PROPERTY INFRINGEMENT.

8. RESTRICTIVE COVENANTS
8.1
Non-Compete. During

the Term of

this Agreement,

Consultant agrees

that he

will not

work or

associate (including
as a

director, officer,

employee, partner,

consultant, agent

or advisor)

with or

otherwise provide

services to,

or
operate, manage or control in

any way,

a Competitive Enterprise performing the same

or similar duties as those
which

were

performed

by

him

during

the

12-month

period

immediately

preceding

the

Effective

Date

of

this
Agreement. “Competitive

Enterprise” means

any business

enterprise that

either (1)

engages in

commercial or
consumer financial

services, retail

banking, internet

banking, or

other financial,

investment, financial

advisor,
trust or insurance services to either commercial or consumer customers in the Commonwealth of Puerto Rico or
the States of

New York

or Florida, or

(2) holds a

5% or greater

equity,

voting or profit

participation interest in
any enterprise that engages in such a competitive activity within the Commonwealth of Puerto Rico or the States of New York or Florida.
8.2
Non-Solicitation of Customers.

During the Term

of this Agreement, Consultant agrees that he will

not, directly
or indirectly or through

associates, agents, or employees

solicit, participate in or

assist in the solicitation

of any
of

Popular’s

customers

serviced

by

him

or

with

whom

he

had

Material

Contact

and/or

regarding

whom

he
received Confidential Information (as defined in

Popular’s Code of Ethics) during

the three-year period prior to
Effective Date who

were still customers

of Popular during

the immediately preceding

12-month period, for

the
purpose of providing

products or

series in

competition with Popular’s

products or services.

“Material Contact”

means interaction between Consultant and the customer within the three
-years prior to the Effective Date which
takes place to manage, service or further the business relationship.
8.3
Non-Solicitation of Popular Employees. During the Term

of this Agreement, Consultant agrees that

he will not,
directly or

indirectly or

through associates,

agents, or

employees solicit,

recruit or

assist in

the solicitation

or
recruitment of any employee or consultant

of Popular (or who was an

employee or consultant of Popular within
the prior

six months

of the

Effective Date)

for the

purpose of

encouraging them

to leave

Popular’s employ

or
sever an agreement for services.
8.4 Definition. The term “Solicit”, when used in this section, will mean any direct or indirect communication of any kind regardless of who initiates it, that

in any way invites, advises, encourages

or requests any person to take any
action;

provided

that

such

term

will

not

be

deemed

to

include

solicitation

by

public

advertisement

media

of
general distribution (i.e.,

not targeted to present

employees, consultants or

customers of Popular) without

specific
instruction or direction by Consultant.
9. GENERAL TERMS
9.1
Additional Representations

and Warranties

.

Each Party

represents and

warrants to

the other

Party that

(a)

the
Agreement will not violate the terms

of any other agreement or contract

to which such Party is bound

nor require
any third-party

consent or

approval; and

(b) the

Agreement constitutes

a valid

and binding

obligation of

such
Party, enforceable

against it in accordance with

its terms except to

the extent that enforceability may

be limited
by

bankruptcy,

insolvency,

receivership,

moratorium,

reorganization

or

other

similar

laws

affecting

the
enforcement of creditors’ rights generally or general principles of equity or considerations of public policy.

9.2
No Waiver.

The failure

or delay

by a

Party to

require performance

of the

other Party

of any

provision of

the
Agreement shall not

affect the

right of

such Party to

enforce the same

provision, nor shall

the waiver by

either
Party of

any breach

of any

provision hereof

be taken

or held

to be

a waiver

of any

succeeding breach

of such
provision, or as a waiver of the provision itself. The Parties may exercise any right or remedy in order to enforce the terms and conditions of the Agreement.

9.3
Notice. All notices

or communication required hereunder

must be made

in writing to

the corresponding Party’s
contact and address. Legal

notices (including claims, breach

of contract, indemnification requests,

and regulatory
compliance issues)

from Consultant

to Popular

must be

sent by

messenger with

acknowledgement of

receipt,
certified mail

or

national courier

with copy

to the

Legal Representative

in

the same

manner.

Any

changes or
additions to the above contact information

must be notified in writing with

receipt acknowledged. Notification to
the Party’s contact of record shall be presumed correct.
9.4 Severability. Should a court or arbiter with competent jurisdiction determine that any clause is illegal, invalid, or unenforceable under present or

future law,

such provision will

be fully severable,

and the remaining

provisions
of the Agreement will remain in full force and effect.
9.5
Governing Law and Jurisdiction. The Agreement and all transactions contemplated therein will be governed by,
and construed and enforced in

accordance with, the laws of

the Commonwealth of Puerto Rico,

without regard to
any

conflicts

of

law

provisions

thereof.

Any

civil

action

or

legal

proceeding

arising

out

of

or

relating

to

the
Agreement will be brought exclusively in

the courts of the Commonwealth of

Puerto Rico. Each Party consents
to the jurisdiction of

such court in any

such civil action or

legal proceeding and

waives any objection to

the venue
of any

such civil

action or legal

proceeding in

such court.

EACH PARTY KNOWINGLY AND VOLUNTARILY
WAIVES

ANY RIGHT

TO A

TRIAL BY

JURY

IN ANY

ACTION OR

PROCEEDING TO

ENFORCE OR
DEFEND ANY RIGHTS OR DUTIES UNDER THIS AGREEMENT.
9.6
Assignment.

Popular

may

assign,

whether

voluntarily

or

involuntarily,

by

operation

of

law

or

otherwise,

the
Agreement or any rights

or obligations under the

Agreement to any subsidiary

or affiliate without providing

prior

written notice to Consultant.

Consultant may not assign,

whether voluntarily or involuntarily, by operation

of law
or

otherwise

his

rights

and

obligations

under

the

Agreement

without

Popular’s

prior

written

consent,

which
consent

may

be

withheld

at

Popular’s

convenience

which

may

include

following

its

vendor

management
procedures prior to allowing the assignee to provide the Services.
9.7
Entire Agreement

and Amendments.

The Agreement

and any

Annex, Schedule,

appendix, exhibit,

certificate,
amendment or other document

attached or subsequently attached

hereto or to which

reference is made herein

will
be incorporated and made a part hereof as if fully set forth herein and will be subject to the terms and conditions hereof and together with the Agreement will

constitute the entire contract between the Parties,

and supersedes all
prior or

contemporaneous agreements

or understandings,

written or

oral,

concerning the

subject matter

of

the
Agreement. The

Agreement may

not be

modified, amended

or supplemented

in any

manner except

by mutual
agreement of the Parties and set forth in a writing signed by a duly authorized representative of each Party.

9.8
No Third-Party Beneficiaries.

The Agreement shall be

binding upon and

inure to the

benefit of the

Parties and
their respective successors and

permitted assigns and, unless otherwise

agreed to by the

Parties, nothing herein,
express or

implied, is

intended to

or shall

confer upon

any other

person any

legal or

equitable right,

benefit or
remedy of any nature whatsoever under or by reason of the Agreement.
9.9
EACH

PARTY

ACKNOWLEDGES

THAT,

BEFORE

EXECUTING

THIS

AGREEMENT,

SUCH

PARTY
HAS

HAD

THE

OPPORTUNITY

TO

SEEK

THE

ADVICE

OF

INDEPENDENT

LEGAL

COUNSEL
(WHETHER OR NOT IT

ACTUALLY ELECTED TO DO SO), AND HAS READ

AND UNDERSTOOD ALL
OF

THE

TERMS

AND

PROVISIONS

OF

THIS

AGREEMENT.

THIS

AGREEMENT

SHALL

NOT

BE
CONSTRUED AGAINST ANY PARTY

BY REASON OF THE DRAFTING OR PREPARATION

HEREOF.
9.10

Counterparts. The Agreement

may be

executed in one

or more

counterparts, each of

which will be

deemed an
original, but all of

which taken together will

constitute one and the

same instrument. Signatures to

the Agreement
transmitted by

electronic mail

in .pdf

form, or

by any

other electronic

means intended

to preserve

the original
graphic

and

pictorial

appearance

of

a

document,

will

have

the

same

effect

as

physical

delivery

of

the

paper
document

bearing

the

original

signature.

The

Parties

may

sign

the

Agreement

using

DocuSign,

or

any

other
electronic signature application.

9.11

Electronic

Signature.

Each

Party

represents

that

if

the

Agreement

is

executed

with

an

electronic

signature
application,

the

electronic

signatures

are

the

same

as

handwritten

signatures

for

the

purposes

of

validity,
enforceability, and admissibility and will not dispute the

legally binding nature thereof

on the basis that the

terms
were

accepted

with

an

electronic

signature.

Furthermore,

the

Parties

agree

they

(a)

shall

comply

with

all
applicable electronic records and

signatures laws, including but

not limited to the Electronic

Signatures in Global
and

National

Commerce

Act;

and

(b)

shall

ensure

that

their

respective

electronic

signatures

vendor

has

the
necessary processes and controls to comply with the confidentiality obligations of the Agreement.
Signature Page Follows

IN WITNESS WHEREOF,

the Parties have executed this Agreement on February 25, 2025.
Popular, Inc. Consultant
/s/ Eduardo Negrón /s/ Ignacio Alvarez
Name: Eduardo Negrón Name: Ignacio Alvarez
Title: Executive Vice President and Chief Administration
Officer